Exhibit 99.1

Compass Digital Acquisition Corp. Announces Postponement of its Extraordinary General Meeting of Shareholders to 12 P.M. ET on October 19, 2023

New York, NY, October 10, 2023 (GLOBE NEWSWIRE) – Compass Digital Acquisition Corp. (NASDAQ: CDAQ) (the “Company”) today announced that its extraordinary general meeting of the shareholders (the “Meeting”) will be postponed from 12:00 p.m. Eastern Time on October 12, 2023 to 1:00 p.m. Eastern Time on October 19, 2023. The record date for determining the Company shareholders entitled to receive notice of and to vote at the Meeting remains the close of business on September 21, 2023 (the “Record Date”). Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the Record Date can vote, even if they have subsequently sold their shares. In connection with the postponement of the Meeting, the deadline for holders of the Company’s Class A ordinary shares issued in the Company’s initial public offering to submit their shares for redemption has been extended to 5:00 PM Eastern time on October 17, 2023. Shareholders who wish to withdraw their previously submitted redemption request may do so by requesting that the transfer agent return such shares prior to the rescheduled meeting on October 19, 2023.

About Compass Digital Acquisition Corp.

The Company is a blank check company incorporated in the Cayman Islands on March 8, 2021. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

Forward Looking Statements

The information included herein may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact included in this document are forward-looking statements. When used in this document, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, and actual results could differ materially from those contemplated by the forward-looking statements, so undue reliance should not be placed on forward-looking statements. Forward-looking statements are subject to numerous conditions, risks, and uncertainties, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”), under the “Risk Factors” section in the definitive proxy statement (the “Proxy Statement”) in connection with the Meeting, filed by the Company with the SEC on September 29, 2023, and in other reports filed by the Company with the SEC. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Proxy Statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 33 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: CDAQ.info@investor.morrowsodali.com.

Participants in Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extension Amendment Proposal. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in Proxy Statement, which may be obtained free of charge from the sources indicated above.

Investor & Media Relations

Cody Slach

949-574-3860

CDAQ@gateway-grp.com